LORD ABBETT MUNICIPAL INCOME FUND, INC.	LORD ABBETT MUNICIPAL INCOME TRUST

Lord Abbett Connecticut Tax Free Fund Lord Abbett Hawaii Tax Free Fund Lord Abbett Missouri Tax Free Fund	Lord Abbett Georgia Tax Free Trust Lord Abbett High Yield Municipal Bond Fund Lord Abbett Intermediate Tax Free Fund Lord Abbett Pennsylvania Tax Free Trust Lord Abbett Short Duration Tax Free Fund

Supplement dated November 5, 2010 to the

Prospectus and

Statement of Additional Information (“SAI”)

dated February 1, 2010

The Prospectus and SAI are supplemented with the following:

At a joint meeting of shareholders held on November 5, 2010, the shareholders of the above-referenced Funds approved: (1) the reorganization of each of Connecticut Tax Free Fund, Georgia Tax Free Trust, Hawaii Tax Free Fund, Missouri Tax Free Fund, and Pennsylvania Tax Free Trust (collectively, the “Acquired Funds”) into Lord Abbett National Tax Free Fund, a series of Lord Abbett Municipal Income Fund, Inc. (collectively, the “Reorganizations”); and (2) the reorganization of each of High Yield Municipal Bond Fund, Intermediate Tax Free Fund, and Short Duration Tax Free Fund (collectively, the “Delaware Funds”), each of which presently is a series of Lord Abbett Municipal Income Trust organized under Delaware law, into a corresponding series of Lord Abbett Municipal Income Fund, Inc. organized under Maryland law with the same name, investment parameters, fees and expenses, and other attributes (collectively, the “Redomestications”).

The Reorganizations and Redomestications are scheduled to be completed as of the close of business on November 19, 2010. As a result, at that time:

•	shareholders of the Acquired Funds will become shareholders of the National Tax Free Fund;

•	shares of the Acquired Funds no longer will be available for purchase or exchange;

•	purchase or exchange requests for shares of the Acquired Funds will be deemed to be purchase or exchange requests for shares of the National Tax Free Fund;

•	the Delaware Funds will be organized under Maryland law as series of the Municipal Income Fund; and

•	shareholders of the Delaware Funds will continue to hold a Fund with the with the same name, investment parameters, fees and expenses, and other attributes.

The Funds will notify shareholders if the Reorganizations and Redomestications are not completed within the anticipated timeframe described above. Please call your financial intermediary or the Funds at 888-522-2388 for more information.

Please retain this document for your future reference.

Lord Abbett Municipal Income Fund, Inc. — 811-03942

Lord Abbett Municipal Income Trust — 811-06418